March 3, 2011 Kraton Performance Polymers, Inc. Fourth Quarter 2010 Earnings Conference Call Exhibit 99.1

Forward-Looking Statement Disclaimer

This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,”
“plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-
looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on
Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on
LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-
use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and concentration of ownership among our principal stockholders, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures are
EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under GAAP in the United States.

Update on 2010 Business Priorities
Innovation-led Top-line
Growth
Capital Investment
Executed $56 million capex program with all projects on
schedule and within budget
Belpre IR conversion
Paulinia IRL expansion
Belpre DCS Phase II
Significant progress in evaluating options for
additional HSBC capacity
Earnings Growth
Q4 revenue up 15% y/y, net income of $10 million
2010 revenue up 27%, net income of $97 million
Q4 Adjusted EBITDA of $34 million
2010 Adjusted EBITDA of $195 million

Innovation volume at record level
Performance  in PVC alternatives for wire & cable and
medical applications in 2010 above plan
Year end vitality index at 13%

Kraton
Giving Innovators Their Edge

30%
AM

$75
$92
$92
Q4 09
Q3 10
Q4 10

$282
$375
2009
2010

23%
0%

Advanced Materials End Use Review 5 2010 Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in millions AM Q4 2010 vs. Q4 2009 Q4 2010 vs. Q3 2010

Kraton
Giving Innovators Their Edge

32%
ASC

$82
$108
$93
Q4 09
Q3 10
Q4 10

$297
$398
2009
2010

13%
(14)%

Adhesives, Sealants and Coatings End Use Review 2010 Revenue Profile Change in Sales Revenue 6 Q4 2010 vs. Q4 2009 Q4 2010 vs. Q3 2010 End Use Revenue US $ in millions ASC

28%
P&R

$49
$111
$64
Q4 09
Q3 10
Q4 10

$243
$344
2009
2010

31%
(43)%

Paving and Roofing End-Use Review 7 2010 Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in millions P&R Q4 2010 vs. Q4 2009 Q4 2010 vs. Q3 2010

Emerging Businesses End Use Review 8 2010 Revenue Profile Annual Sales Revenue End Use Revenue US $ in millions US $ in millions $24 $19 $27 Q4 09 Q3 10 Q4 10 7%EB $35 $61 $79 2010 2009 2008

Innovation-led Top Line Growth

Goal - 20% of revenue from innovation
Vitality Index
Innovation volume at record levels
Good technical progress on all innovation platforms
Strong performance in key projects
2010 combined revenue for wire & cable , IV films, self-adhered roofing and protective films was up 350% from 2009.
Innovation platforms such as slush molding and
Nexar™
are in qualification phase
6%
11%
13%
13%
14%
12%
2005 2006 2007 2008 2009 2010

Kraton
Giving Innovators Their Edge

$61
$83
$59

$35
$55
$34

Volume (kT)
Selected Financial Trends – Q4 2010
(1) Q4 2009 includes  by-product revenue of $12 mln associated with our Pernis, the Netherlands  facility, which was closed in Q4 2009.
(2) Adjusted EBITDA  is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
10
Revenue
(1)
(US $ in Millions)
Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
Adjusted
EBITDA
Margin
61
81
Volume (kT) Revenue
(1)
(US $ in Millions)
Selected Financial Trends – Q4 2010
(1) Q4 2009 includes  by-product revenue of $12 mln associated with our Pernis, the Netherlands  facility, which was closed in Q4 2009.
(2) Adjusted EBITDA  is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
Adjusted
EBITDA
Margin
67
Q3 10 Q4 10
Q4 09
Q3 10 Q4 10
Q4 09
Q3 10 Q4 10
Q4 09
Q3 10 Q4 10
Q4 09
$251
$335
$288
24.7%
25.2%
22.6%
20.6%
24.3%
19.0%
16.4%
16.9%
13.9%
11.9%
14.0%
8.7%
Margin (FIFO) Margin (LIFO)
Margin (FIFO)
Margin (LIFO)

Q4 2010 Operating Revenue Walk Q4 2010 vs. Q3 2010 Q4 2010 vs. Q4 2009 US $ in millions 11

$33
$11
$(1)
$(1)
$(43)
$35
$34
Q4 2009
Volume
Price
COGS
R&D/SG&A
FX/Other
Q4 2010

$55
$(16)
$(4)
$(6)
$3
$2
$34
Q3 2010
Volume
Price
COGS
R&D/SG&A
FX/Other
Q4 2010

Q4 2010 Adjusted EBITDA
(1)
Walk
Q4 2010 vs. Q3 2010
Q4 2010 vs. Q4 2009
US $ in millions
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

260
307
2009
2010

$968
$1,228
2009
2010

19.9%
18.1%
24.5%
23.3%
$176
$301
2009
2010
Margin (FIFO)
Margin (LIFO)

11.3%
9.4%
15.9%
14.7%
$91
$195
2009
2010
Margin (FIFO)
Margin (LIFO)

Volume (kT)
Selected Financial Trends – 2010 vs. 2009
(1) 2009 includes  by-product revenue of $48 mln associated with our Pernis, the Netherlands  facility, which was closed in Q4 2009.
(2) Adjusted EBITDA  is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

Revenue
(1)
(US $ in Millions)
Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
Adjusted
EBITDA
Margin

$968
$167
$160
$(19)
$(48)
$1,228
FY 2009
Volume
Price
FX
By-Product
FY 2010

$91
$74
$160
$(111)
$(13)
$(6)
$195
2009
Volume
Price
COGS
R&D/SG&A
FX/Other
2010

2010 Operating Revenue and Adjusted EBITDA
(1)
Walk
Operating Revenue
Adjusted EBITDA
US $ in millions

(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

2010 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
US $ in Thousands except per share data

Fourth Quarter Full Year
2010 2009 2010 2009
Sales Volume (kT) 67 61 307 260
Total Operating Revenues $                   288,165 $                  250,708 $                  1,228,425 $                  968,004
Cost of Goods Sold 228,793 189,840 927,932 792,472
Gross Profit 59,372 60,868 300,493 175,532
Operating expenses
Research and Development 5,947 6,097 23,628 21,212
Selling, General and Administrative 23,652 22,919 92,305 79,504
Depreciation and Amortization of Identifiable Intangibles 13,178 25,169 49,220 66,751
Gain on Extinguishment of Debt - - - 23,831
Equity in Earnings of Unconsolidated Joint Venture 170 98 487 403
Interest Expense, net 5,506 9,179 23,969 33,956
Income (Loss) Before Income Taxes 11,259 (2,398) 111,858 (1,657)
Income Tax Expense 960 (882) 15,133 (1,367)
Net Income (Loss) $                     10,299 $                    (1,516) $                     96,725 $                     (290)
Earnings (Loss) per Common Share - Diluted $                         0.32 $                        (0.07) $                         3.07 $                         (0.01)
Adjusted EBITDA
(1)
$                     34,311 $                    35,044 $                     194,906 $                     91,359

Net Debt [1] and Net Debt to Capitalization

$380
$360
$340
$320
$300
$280
60%
55%
50%
45%
40%
35%
Net Debt
Net Debt to Cap
49.7%
47.0%
40.0%
39.1%
Q1'10
Q2'10
Q3'10
Q4'10

▪

▪

▪

US $ in millions

Cash at year end of $93
million.
Net Debt-to-Capitalization
ratio of 39.1% at quarter
end.
Net Debt to Adjusted
EBITDA was 1.49x at
12/31/10.
(1) Net debt is equal to Long-term debt, less Cash and Cash equivalents.
Balance Sheet

Debt Refinancing
Increased Liquidity
Attractive Interest Rate
Environment
Old Notes 8.125%
New Notes 6.750%
Extended Maturities

Old Revolver $80 Million
New Revolver $200 Million
Accordion Feature $125 Million
Required Payments ($US Millions)
2011 2012 2013 2014 2015+
Old $2 $109 $108 $163 ---
New* $8 $    8 $  11 $  15 $358
* New  bonds mature 2019

Selected 2011 Estimates
Working capital (excluding cash) as a % of
revenue
25% to 27%
Capital spending $80 to $85 million
Interest expense
(1)
~$31 million
Research & development ~$27 million
SG&A ~ $93 million
Depreciation and amortization ~$61 million
Book tax rate
(2)
~9%

(1) Includes accelerated write-off of deferred financing costs associated with the debt refinancing of $5 million.  Total non-recurring items associated with the refinancing were $9 million.
(2) Q1 2011 currently expected to be ~ 14%.

March 3, 2011 Appendix

Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA

US $ in Thousands
Three months Ended Three months Ended Twelve months Ended Twelve months Ended
12/31/2010 12/31/2009 12/31/2010 12/31/2009
Net Income (Loss) $                    10,299 $                    (1,516) $                    96,725 $                    (290)
Add(deduct):
Interest expense, net 5,506 9,179 23,969 33,956
Income tax expense 960 (882) 15,133 (1,367)
Depreciation and amortization expenses 13,178 25,169 49,220 66,751
EBITDA
(1)
$                    29,943 $                    31,950 $                    185,047 $                    99,050
EBITDA
(1)
$                    29,943 $                    31,950 $                    185,047 $                    99,050
Add(deduct):
Management fees and expenses - 500 - 2,000
Restructuring and related charges 3,732 2,143 6,387 9,677
Other non-cash expenses 636 451 3,472 4,463
Gain on extinguishment of debt - - - (23,831)
Adjusted EBITDA
(2)
$                    34,311 $                    35,044 $                    194,884 $                      91,359
Restructuring and related detail:
Cost of goods sold $                           - $                        440 6,107 6,747
Research and  development - - - -
Selling, general and administrative 2,717 1,703 5,371 2,930
Total restructuring and related charges $                      1,864 $                        2,144 $                        6,427 $                        9,677
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

March 3, 2011 Kraton Performance Polymers, Inc. Fourth Quarter 2010 Earnings Conference Call